                                  SCHEDULE 14a
                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
             OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

         / /      Preliminary Proxy Statement
         / /      Confidential, For Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))
         /X/      Definitive Proxy Statement
         / /      Definitive Additional Materials
         / /      Soliciting Material Pursuant to Rule 14a-12

                                   NUCO2 INC.
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                (Name of Registrant as Specified in Its Charter)

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    (Name of Person(s) filing Proxy Statement, if Other Than the Registrant)

         Payment of Filing Fee (Check the appropriate box):

         /X/      No fee required.

         / /      Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
                  and 0-11.

         (1)      Title  of  each  class  of  securities  to  which  transaction applies:

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         (2)      Aggregate number of securities to which transaction applies:

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         (3)      Per  unit  price  or other  underlying  value  of  transaction computed  pursuant  to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated  and state how it was determined):

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         (4)      Proposed maximum aggregate value of transaction:

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         (5)      Total fee paid:

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         / /      Fee paid previously with preliminary materials:

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         / /      Check  box if any part of the fee is  offset  as  provided  by
Exchange Act Rule  0-11(a)(2)  and identify the filing for which the  offsetting fee was

paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1)      Amount previously paid:

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         (2)      Form, Schedule or Registration Statement No.:

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         (3)      Filing Party:

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         (4)      Date Filed:

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                                       -2-

                                   NUCO2 INC.
                             2800 S.E. MARKET PLACE
                              STUART, FLORIDA 34997

                                        October 29, 2002

Dear Shareholder:

            You  are  cordially   invited  to  attend  the  Annual   Meeting  of
Shareholders  of NuCo2 Inc. on Thursday,  December 12, 2002,  beginning at 10:00
a.m., local time, at the Hutchinson Island Marriott Beach Resort and Marina, 555
N.E. Ocean Boulevard, Stuart, Florida 34996. I look forward to greeting those of you who are able to attend.

            At the Annual Meeting,  you will be asked to elect seven  Directors.
Your Board of Directors  recommends that all  shareholders  vote in favor of the election of the nominated Directors.

            Your vote is important. Whether or not you plan to attend the Annual
Meeting  and  regardless  of the number of shares  you own,  after  reading  the enclosed Proxy Statement,  please mark, sign, date and return your proxy card or voting  instruction  form  promptly in the envelope  provided.  This year,  many shareholders will have a choice of voting by telephone,  over the Internet or by using a  traditional  proxy card or voting  instruction  form.  Check your proxy materials to see which options are available to you.

            We value your support as owners of our company,  and we thank you in advance for your participation.

                                            Sincerely,

                                            Michael E. DeDomenico
                                            Chairman and Chief Executive Officer

                                   NUCO2 INC.
                             2800 S.E. MARKET PLACE
                              STUART, FLORIDA 34997

                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 12, 2002
                            -------------------------

            The Annual Meeting of Shareholders  (the "Annual  Meeting") of NuCo2
Inc. (the "Company") will be held on Thursday,  December 12, 2002,  beginning at
10:00 a.m.,  local time,  at the  Hutchinson  Island  Marriott  Beach Resort and
Marina,  555 N.E. Ocean  Boulevard,  Stuart,  Florida  34996,  for the following purposes:

            1.    To elect  seven  Directors  to  serve  until  the next  annual meeting of shareholders and until their respective  successors are elected and qualified; and

            2.    To transact  such other  business as may properly  come before the Annual Meeting.

            Only holders of record of the  Company's  common stock and preferred stock at the close of  business  on  October  18,  2002,  the record  date,  are entitled to notice of, and to vote at, the Annual Meeting or any  adjournment or postponement thereof.

            PLEASE  MARK,  SIGN AND  DATE  THE  ENCLOSED  PROXY  CARD OR  VOTING
INSTRUCTION FORM AND RETURN IT PROMPTLY IN THE ENCLOSED  ENVELOPE OR SUBMIT YOUR
PROXY BY TELEPHONE OR THE INTERNET, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL
MEETING, TO ENSURE YOUR REPRESENTATION.  ANY RECORD HOLDER WHO IS PRESENT AT THE
ANNUAL  MEETING MAY VOTE IN PERSON  INSTEAD OF BY PROXY,  THEREBY  CANCELING ANY
PREVIOUS PROXY.

                                              By Order of the Board of Directors

                                              Eric M. Wechsler
                                              Secretary

October 29, 2002

                                   NUCO2 INC.
                             2800 S.E. MARKET PLACE
                              STUART, FLORIDA 34997
                            -------------------------

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON DECEMBER 12, 2002

                            -------------------------

GENERAL

            This Proxy  Statement  is being  furnished  in  connection  with the solicitation  of  proxies by the Board of  Directors  of NuCo2  Inc.,  a Florida
corporation  (the  "Company"),  for use at the Annual Meeting of Shareholders of
the Company  (the "Annual  Meeting") to be held on Thursday,  December 12, 2002, beginning at 10:00 a.m.,  local time, at the  Hutchinson  Island  Marriott Beach
Resort and Marina, 555 N.E. Ocean Boulevard,  Stuart,  Florida 34996, and at any
adjournment  or  postponement  thereof,  for  the  purposes  set  forth  in  the accompanying Notice of Annual Meeting of Shareholders.

            This  Proxy  Statement  and the  accompanying  proxy  card or voting instruction  form are first being mailed to shareholders of the Company entitled to vote at the Annual Meeting on or about October 29, 2002.

OUTSTANDING SECURITIES AND VOTING RIGHTS

            Only  holders of record of the  Company's  common  stock,  $.001 par value ("Common Stock"),  Series A 8% cumulative  convertible preferred stock, no par value  ("Series A Preferred  Stock") and Series B 8% cumulative  convertible preferred  stock,  no par value  ("Series  B  Preferred  Stock") at the close of business on October 18, 2002, the record date (the "Record Date"),  are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, 10,633,405 shares of Common Stock were  outstanding,  each of which is entitled to one vote on all matters  properly  submitted at the Annual  Meeting.  In addition,  5,000 shares of Series A Preferred  Stock and 2,500 shares of Series B Preferred Stock were outstanding on the Record Date, each of which is entitled to vote on an "as converted basis" together with the holders of the Common Stock as a single class on all matters properly submitted at the Annual Meeting. On the Record Date, the outstanding shares of Series A Preferred Stock and Series B Preferred Stock were convertible  into 641,803  shares and 205,342  shares,  respectively,  of Common
Stock,  each of which is entitled to one vote on all matters properly  submitted at the Annual Meeting.

            A majority  of the  outstanding  shares of Common  Stock  present in person or  represented  by proxy  constitutes  a quorum for the  transaction  of business at the Annual  Meeting.  An abstention  is deemed  "present" but is not deemed a "vote cast." As a result,  abstentions  and broker  "non-votes" are not included in the tabulation of the voting results on the election of Directors or issues requiring approval of a majority of the votes cast and, therefore, do not have the effect of votes in opposition.  Broker  "non-votes" occur when a person holding  shares  through  a bank or  brokerage  firm  account  does not  provide instructions as to how his or her shares should be voted and the broker does not exercise  discretion  to  vote  those  shares  on a  particular  matter.  Broker
"non-votes"  and the shares to which a  shareholder  abstains  are  included  in determining whether a quorum is present.

PROXY VOTING

            Shares  for  which  proxy  cards or  voting  instruction  forms  are
properly  executed  and  returned,   or  properly  voted  via  the  Internet  or
telephonically,  will be voted at the  Annual  Meeting  in  accordance  with the directions  noted thereon or, in the absence of directions,  will be voted "FOR"
the  election  of each of the  nominees  to the  Board of  Directors.  It is not expected that any matters other than those  referred to in this Proxy  Statement will be brought  before the Annual  Meeting.  If,  however,  other  matters  are properly  presented,  the persons named as proxies will vote in accordance  with their discretion with respect to such matters.

            The manner in which your shares may be voted by proxy depends on how your shares are held.  If you own shares of record,  meaning that your shares of
Common  Stock,  Series  A  Preferred  Stock  or  Series B  Preferred  Stock  are
represented by certificates or book entries in your name so that you appear as a shareholder  on the  records  of our share  transfer  agent,  Continental  Stock
Transfer  &  Trust  Company,  a proxy card for voting  those  shares will be included with this Proxy Statement.

            If you own shares through a bank or brokerage firm account,  you may instead receive a voting  instruction form with this Proxy Statement,  which you may use to instruct how your shares should be voted.  Just as with a proxy,  you
may  vote  those  shares  by  completing,   signing  and  returning  the  voting
instruction form in the enclosed  envelope.  Many banks and brokerage firms have arranged for Internet or  telephonic  voting of shares and provide  instructions for  using  those  services  on the  voting  instruction  form.  If your bank or brokerage  firm  uses ADP  Investor  Communication  Services,  you may vote your shares via the Internet at  www.proxyvote.com or by calling the toll-free number on your voting instruction form.

ATTENDANCE AND VOTING AT THE ANNUAL MEETING

            If you own shares of record,  you may attend the Annual  Meeting and vote in person, regardless of whether you have previously voted on a proxy card.
If you own shares through a bank or brokerage  firm account,  you may attend the
Annual Meeting, but in order to vote your shares at the meeting, you must obtain a "legal  proxy" from the bank or  brokerage  firm that holds your  shares.  You should  contact  your  account  representative  to learn  how to obtain a "legal proxy." We  encourage  you to vote your shares in advance of the Annual  Meeting date by one of the methods  described  above,  even if you plan on attending the
Annual  Meeting.  You may change or revoke  your proxy at the Annual  Meeting as described below even if you have already voted.

REVOCATION

            Any  shareholder  holding  shares of record may revoke a  previously granted  proxy at any time before it is voted by  delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy card bearing a later date or by  attending  the  Annual  Meeting  and  voting in person.  Any shareholder  holding  shares  through  a bank or  brokerage  firm  may  revoke a previously  granted  proxy or change  previously  given voting  instructions  by contacting  the bank or brokerage  firm,  or by obtaining a legal proxy from the bank or brokerage firm and voting at the Annual Meeting.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

            In accordance with the Company's bylaws,  the Board of Directors has fixed the  number of  Directors  constituting  the Board at seven.  The Board of
Directors  has  proposed  that the  following  seven  nominees be elected at the
Annual  Meeting,  each of whom will hold office until the next annual meeting of shareholders and his successor shall have been elected and qualified: Michael E.
DeDomenico,  Craig L. Burr, Robert L. Frome,  Daniel Raynor, John L. Walsh, Jr.,
Richard D. Waters,  Jr. and John E. Wilson.  Each of the nominees is currently a
Director of the Company. Unless otherwise instructed, it is the intention of the persons named as proxies to vote shares represented by properly executed proxies for the election of such nominees.  Although the Board of Directors  anticipates that the seven  nominees will be available to serve as Directors of the Company, if any of them should be unwilling or unable to serve,  it is intended  that the proxies will be voted for the election of such substitute nominee or nominees as may be designated by the Board of Directors.

            The nominees for election to the Board of Directors  who receive the greatest  number of votes  cast for the  election  of  Directors  by the  shares present,  in person or by proxy, shall be elected  Directors.  Holders of Common
Stock,  Series A Preferred Stock and Series B Preferred Stock are not allowed to cumulate their votes in the election of Directors.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH NOMINEE.

NOMINEES FOR THE BOARD OF DIRECTORS

            Biographical  information  regarding  each of the  nominees  for the
Board of Directors is set forth below:

            MICHAEL E. DEDOMENICO,  age 55, has been Chief Executive  Officer of the Company  since  September  2000 and  President of the Company and a Director
since June 2000. In October 2001,  Mr.  DeDomenico  was elected  Chairman of the
Board.  From March 1998 to July 2000,  Mr.  DeDomenico  was  president and chief executive  officer of Praxair  Distribution,  Inc., a subsidiary of Praxair Inc.
Mr.  DeDomenico  had been employed by Union Carbide Corp. in various  capacities since 1969 and when Praxair was spun-off by Union  Carbide in 1992, he was named president of Praxair  Canada.  The following year he was appointed  president of
Praxair Europe and in March 1998 was named president and chief executive officer of Praxair  Distribution.  Mr.  DeDomenico  has a B.S.  degree in economics  and finance  from  Hofstra  University  and an  M.B.A.  degree  from  Georgia  State
University.

            CRAIG L. BURR,  age 57, has been a Director since May 1999. Mr. Burr has been a managing general partner of Burr, Egan,  Deleage & Co., a venture capital firm, since 1979. Mr. Burr has a B.A. degree from Harvard College and an
M.B.A. degree from the Harvard Graduate School of Business Administration.

            ROBERT L. FROME,  age 62, has been a Director  since  December 1995.
Mr.  Frome has been  engaged in the  practice of law for more than the past five years as a senior partner of the law firm of Olshan  Grundman  Frome  Rosenzweig
&  Wolosky LLP. Mr. Frome is a director of Healthcare  Services Group, Inc., the nation's largest provider of housekeeping  services to long-term  healthcare facilities.  Mr.  Frome has a B.S.  degree from New York  University,  an L.L.B.
degree from Harvard University and an L.L.M. degree from New York University.

            DANIEL RAYNOR,  age 42, has been a Director since February 1998. Mr.
Raynor is a managing  general  partner of The Argentum  Group,  a private equity firm,  a position he has held since 1987.  Mr.  Raynor is a director of COMFORCE
Corporation,  as well as several  privately held  companies.  He received a B.S.
degree in economics from The Wharton School, University of Pennsylvania.

            JOHN L. WALSH, JR., age 47, has been a Director since December 2000.
Mr.  Walsh has been chief  executive  of the  Industrial  and  Special  Products division of The BOC Group plc, the multinational industrial gases company, since
June 2001,  and prior  thereto  since 1986 held various  positions  with The BOC
Group, Inc., the U.S.  operating  subsidiary of The BOC Group plc, most recently as president,  Process Gas Solutions,  North America. Mr. Walsh is a director of
The BOC Group plc. Mr. Walsh has a B.A. degree in economics from Harvard College
and  an  M.B.A.   degree   from  the   Harvard   Graduate   School  of  Business
Administration.

            RICHARD D. WATERS,  JR., age 52, has been a Director  since  October
1999.  Mr.  Waters  is a partner  of JP  Morgan  Partners,  the  private  equity investing  arm of J.P.  Morgan Chase &  Co. Prior to joining  Chase  Capital
Partners,  the predecessor to J.P. Morgan Partners, in 1996, Mr. Waters had been in Chase's  Merchant  Banking Group since 1986. Mr. Waters is also a director of
Environmental  Systems  Products  Holdings,   Inc.,  Jason  Holdings,  Inc.  and
Ripplewood  Chemical Holding LLC. Mr. Waters received a B.A. degree in economics from Hamilton College and an M.B.A. degree from Columbia University.

            JOHN E. WILSON,  age 46, has been a Director since  September  2000.
Mr. Wilson has been Senior Vice  President,  Coca-Cola  Fountain  Operations for
Coca-Cola North America  Fountain,  a division of The Coca-Cola  Company,  since
1995.  Mr. Wilson has held various  positions  with The Coca-Cola  Company since
1978.  Mr. Wilson  received a B.S.  degree in business  administration  from The
Pennsylvania State University.

COMPENSATION OF DIRECTORS

            Directors do not receive  cash  compensation  for their  services as
Directors or members of committees of the Board of Directors, but are reimbursed for their  reasonable  expenses  incurred in attending  meetings of the Board of
Directors.  In addition, each outside Director is eligible to participate in the
Directors' Stock Option Plan.

BOARD OF DIRECTORS' MEETINGS AND COMMITTEES

            During  fiscal  2002,  there  were  six  meetings  of the  Board  of
Directors.  All Directors  attended at least 75% of the meetings of the Board of
Directors and the committees of which they were members. In addition,  from time to time, Directors acted by unanimous written consent.

            The Board of Directors  has  established  a  Compensation  and Stock
Option  Committee  and an  Audit  Committee.  The  Board  of  Directors  has not
established a nominating  committee.  Each of the  Compensation and Stock Option
Committee and Audit Committee is composed entirely of independent  Directors and is responsible to the full Board of Directors.  The functions performed by these committees are summarized below:

            Compensation and Stock Option Committee.  The Compensation and Stock
Option Committee  approves the salaries of the executive officers of the Company and  determines  the term and  grant of stock  options  in  accordance  with the
Company's 1995 Stock Option Plan, and  administers  such plan. From time to time during  fiscal  2002,  the  Compensation  and Stock  Option  Committee  acted by unanimous  written consent.  See "Compensation and Stock Option Committee Report
on Executive  Compensation."  The members of the  Compensation  and Stock Option
Committee are Messrs. Burr, Frome, Raynor, Walsh and Waters.

            Audit Committee.  The Audit Committee makes  recommendations  to the
Board  of  Directors  regarding  the  selection  and  retention  of  independent auditors,  reviews the scope and results of the audit and reports the results to the Board of Directors. In addition, the Audit Committee reviews the adequacy of internal accounting,  financial and operating controls and reviews the Company's financial reporting compliance procedures.  See "Report of the Audit Committee."
The members of the Audit  Committee are Messrs.  Frome,  Raynor and Waters.  The
Audit Committee met five times during fiscal 2002.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

            During the fiscal year ended June 30, 2002, Mr. Waters  participated in  deliberations  of  the  Board  of  Directors  concerning  executive  officer compensation.  Mr. Waters,  a Director of the Company,  is a limited  partner of
JPMP Master Fund,  L.P.,  which is the general  partner of J.P.  Morgan Partners
(BHCA),  L.P.  ("JPM  BHCA").  As of June 30, 2002,  JPM BHCA owned  $23,666,667 aggregate principal amount of the Company's 12% Senior  Subordinated  Promissory
Notes due 2004 and 2005.  In  addition,  JPM BHCA owns 5,000  shares of Series A
Preferred Stock.

COMPENSATION AND STOCK OPTION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Compensation Philosophy

            The executive  compensation  philosophy of the Board of Directors is to base  management's  pay, in part, on achievement of the Company's  annual and long-term  performance goals, to provide competitive levels of compensation,  to recognize  individual  initiative,  achievement  and  length of  service  to the
Company,  and to assist  the  Company  in  attracting  and  retaining  qualified management.

Salaries

            Base salaries for the Company's  executive  officers are  determined initially  by  evaluating  the  responsibilities  of the  position  held and the experience of the individual,  and by reference to the  competitive  marketplace for  management  talent,  including a comparison of base salaries for comparable
positions  within  the  Company's   industry.   Annual  salary  adjustments  are
determined by evaluating the  competitive  marketplace,  the  performance of the
Company,  the  performance  of the  executive  particularly  with respect to the ability to manage  growth of the Company or to generate  sales of the  Company's products,  length of service to the Company and any  increased  responsibilities assumed by the executive.  The Company  places itself in the mid-range  level in determining salaries compared to its competitors.

Annual Bonuses

            The Company  from time to time  considers  the payment of bonuses to its executive  officers although no formal plan currently exists.  Bonuses would be determined based,  first, upon the level of achievement by the Company of its
strategic  and  operating  goals  and,  second,   upon  the  level  of  personal
achievement  by  participants.  The  achievement  of personal goals includes the
actual   performance  of  the  Company  for  which  the  executive  officer  has responsibility as compared to the planned performance thereof, the level of cost savings achieved by such executive  officer,  the ability to manage and motivate employees  and the  achievement  of assigned  projects.  Bonuses are  determined annually  after the close of each fiscal year.  Despite  achievement of personal goals,  bonuses may not be given based upon the  performance of the Company as a whole. No bonus was awarded to any Named  Executive  Officer for the fiscal year ended June 30, 2002.

Compensation of Chief Executive Officer

            Mr.  DeDomenico's  salary during the fiscal year ended June 30, 2002
was  based  upon  the  terms  of  his  employment  agreement.   See  "Employment
Agreements."  Mr.  DeDomenico's  compensation is believed to be in the mid-range compared to salaries received by other chief executive  officers of other carbon dioxide suppliers. This range represents the Company's best estimate as there is limited  information  available on the salary levels of chief executive officers of the Company's competitors.

Stock Options

            During the fiscal year ended June 30,  2002,  with the  exception of
Mr.  DeDomenico,  no stock  options were  awarded to any of the Named  Executive
Officers.  It is the philosophy of the  Compensation  and Stock Option Committee that stock  options  should be awarded  only to key  employees of the Company to
promote   long-term   interests   between  such   employees  and  the  Company's
shareholders and to assist in the retention of such employees.

                          Members of the Compensation and Stock Option Committee

                                              Craig L. Burr
                                              Robert L. Frome
                                              Daniel Raynor
                                              John L. Walsh, Jr.
                                              Richard D. Waters, Jr.

REPORT OF THE AUDIT COMMITTEE

            In accordance  with a written charter adopted by the Audit Committee of the Company's Board of Directors (the "Committee"), the Committee assists the
Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the Company's financial reporting processes. Management has the primary  responsibility for the financial  statements and the reporting process, including  the  system  of  internal  controls.  The  independent  auditors  are responsible  for performing an independent  audit of the Company's  consolidated financial  statements in accordance with generally  accepted auditing  standards and for issuing a report thereon.

            In this context,  the Committee  has met and held  discussions  with management and the independent auditors. Management represented to the Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted  accounting  principles,  and the Committee has reviewed and discussed the  consolidated  financial  statements  with  management and the independent  auditors.  The Committee  discussed with the  independent  auditors matters  required to be  discussed by  Statement  of Auditing  Standards  No. 61
(Communications with Audit Committees), as amended.

            In  addition,  the  Committee  has  discussed  with the  independent auditors  the  auditors'  independence  from  the  Company  and its  management, including the matters in the written  disclosures and the letter required by the
Independence Standards Board Standard No. 1 (Independence Discussions with Audit
Committees) and also considered  whether the provision of the non-audit  related services included below under "Audit Fees, Financial  Information Systems Design and Implementation Fees and All Other Fees" is compatible with maintaining their independence.

            The Committee discussed with the Company's  independent auditors the overall scope and plans for their  respective  audits.  The Committee meets with the independent  auditors,  with and without management  present, to discuss the results  of  their  examinations,  the  evaluations  of the  Company's  internal controls and the overall quality of the Company's accounting principles.

            In reliance on the reviews and  discussions  referred to above,  the
Committee  recommended  to the Board of  Directors,  and the Board of  Directors
approved, that the audited financial statements of the Company for the three years ended June 30, 2002 be included  in the  Company's  Annual  Report on Form
10-K for the period  ended  June 30,  2002 for filing  with the  Securities  and
Exchange Commission.

                                                  Members of the Audit Committee

                                                          Robert L. Frome
                                                          Daniel Raynor
                                                          Richard D. Waters, Jr.

AUDIT FEES, FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES AND ALL
OTHER FEES

            Fees  for  the  last  annual  audit  and  reviews  of the  Company's quarterly financial statements on Form 10-Q were approximately $207,000, no fees were billed for financial  information  systems design and implementation  fees, and all other fees were approximately  $46,000. Audit related services generally include fees for statutory audits and accounting  consultations.  All other fees consisted  primarily of preparation of state and local tax returns and the audit of the Company's 401(k) plan.

OTHER EXECUTIVE OFFICERS

            GREGG F.  STEWART,  age 41, has been  Chief  Financial  Officer  and
Executive Vice  President of the Company since May 2001.  From 1999 to 2001, Mr.
Stewart was chief financial  officer,  vice president,  finance and treasurer of
TradeStation  Group, Inc., a publicly held trading strategy software company and direct  access  brokerage  firm,  and from 1998 to 1999,  Mr.  Stewart  was vice president,  finance and treasurer of Interim Healthcare,  Inc., a privately held provider of home healthcare  services and medical  staffing.  From 1995 to 1998,
Mr. Stewart was executive director,  operations and finance at Alamo Rent-A-Car,
Inc.  Mr.  Stewart is a Certified  Public  Accountant  and has a B.S.  degree in accounting from Marquette University.

            W.  SCOTT  WADE,  age  45,  has  been  Executive  Vice  President  -
Operations of the Company since May 2002.  From 2000 to 2001,  Mr. Wade was vice
president  of   operations,   quality  and   regulatory   affairs  of  Medsource
Technologies,  a provider of  manufacturing  and supply chain  solutions for the medical  devices  industry and from 1998 to 2000,  Mr. Wade was vice  president,
operations  at  Medtronic  AVE.   Prior  thereto,   Mr.  Wade  was  director  of
U.S./Pacific  operations at Ohmeda,  Inc., a division of The BOC Group, Inc., in
Singapore from 1994 to 1998 and  operations  manager at Texas  Instruments  from
1979 to 1994. Mr. Wade has a B.S. degree in mechanical engineering from Virginia
Polytechnic Institute.

            LOUIS ROMANO,  age 57, has been Executive Vice President - Sales and
Marketing of the Company  since March 2002.  Prior to joining the  Company,  Mr.
Romano, from 1974 to 2002, held a succession of senior management positions with
Praxair Inc., involving marketing, sales and procurement at global, national and regional  industrial  gases  business  units.  Mr.  Romano  has a B.S  degree in engineering from the U.S. Naval Academy.

            ERIC M. WECHSLER,  age 43, has been General Counsel and Secretary of the Company  since  January 1998.  Prior to joining the Company,  Mr.  Wechsler, since 1990, was a corporate  associate at the law firm of Olshan  Grundman Frome
Rosenzweig  &  Wolosky LLP, the Company's legal counsel.  Mr. Wechsler has a
J.D. degree from Fordham  University,  an M.B.A. degree from New York University and a B.A. degree from Northwestern University.

                               SECURITY OWNERSHIP

            The following table sets forth information  concerning  ownership of the Common Stock,  Series A Preferred Stock and Series B Preferred  Stock, as at
the Record Date, by (i) each Director, (ii) each of the executive officers named in the Summary  Compensation  Table below,  (iii) all  Directors  and  executive officers  as a group  and  (iv)  each  person  known  to the  Company  to be the beneficial  owner of more  than  five  percent  of the  Common  Stock,  Series A
Preferred Stock or Series B Preferred Stock.

                                                                     AMOUNT AND NATURE OF
                                                                          BENEFICIAL       PERCENT OF
NAME AND ADDRESS (1)                                                      OWNERSHIP(2)      CLASS (3)
--------------------                                                      -----------       ---------

                                  COMMON STOCK
Michael E. DeDomenico..................................................      243,000 (4)         2.2

Craig L. Burr..........................................................      339,100 (5)         3.2

Robert L. Frome........................................................      179,972 (6)         1.7

Daniel Raynor..........................................................      310,970 (7)         2.9

John L. Walsh, Jr .....................................................        4,000 (8)          *

Richard D. Waters, Jr .................................................    1,315,681 (9)        11.0

John E. Wilson.........................................................        8,000(10)          *

Gregg F. Stewart.......................................................       48,000(11)          *

Eric M. Wechsler.......................................................       52,000(12)          *

William P. Egan........................................................      462,000(13)         4.3
c/o Burr, Egan, Deleage & Co.
200 Clarendon Street
Boston, MA 02116

J.P. Morgan Partners (BHCA), L.P. .....................................    1,315,681(14)        11.0
1221 Avenue of the Americas
New York, NY 10020

Liberty Wanger Asset Management, L.P. .................................    1,190,000            11.2
227 West Monroe Street, Suite 3000
Chicago, IL 60606

Pequot Capital Management, Inc. .......................................      924,100             8.7
500 Nyala Farm Road
Westport, CT 06880

RS Investment Management, L.P. ........................................      621,300             5.8
388 Market Street
San Francisco, CA 94111

The BOC Group, Inc.....................................................    1,809,319(15)        16.4
575 Mountain Avenue
Murray Hill, NJ 07974

All Directors and executive officers as a group (11 persons) ..........    2,548,723(16)        20.6

                            SERIES A PREFERRED STOCK

Richard D. Waters, Jr.................................................         5,000(17)    100.0

J.P. Morgan Partners (BHCA), L.P. ....................................         5,000(17)    100.0
1221 Avenue of the Americas
New York, NY  10020

All Directors and executive officers as a group (1 person) ...........         5,000(17)    100.0

                            SERIES B PREFERRED STOCK

Paribas North America, Inc............................................         2,500        100.0
787 Seventh Avenue
New York, NY  10019

------------------------------
(1)         Unless otherwise indicated,  the address of each beneficial owner is
            c/o the Company, 2800 S.E. Market Place, Stuart, FL 34997.
(2)         Beneficial  ownership has been  determined  in accordance  with Rule
            13d-3 under the Securities  Exchange Act of 1934  ("Rule13d-3")  and
            unless  otherwise   indicated,   represents  shares  for  which  the
            beneficial  owner  has sole  voting  and  investment  power  and for beneficial  ownership  purposes includes any options or other rights to  subscribe  for Common Stock which are  exercisable  within sixty
            (60) days of the Record Date.
(3)         The percentage of class is calculated in accordance  with Rule 13d-3 and attributes,  for beneficial  ownership purposes,  any options or other  rights to subscribe  for Common  Stock which are  exercisable within sixty (60) days of the Record Date.
(4)         Includes 230,000 shares issuable upon exercise of stock options.
(5)         Includes  52,300  shares owned by Mr. Burr's minor sons with respect to which Mr. Burr  disclaims  beneficial  ownership,  83,750  shares owned by The William P. Egan 1985 Children's Trust of which Mr. Burr is a trustee but  disclaims  beneficial  ownership and 62,050 shares owned by The William P. Egan 1986 Children's Trust of which Mr. Burr is a trustee but disclaims beneficial ownership. Mr. Burr is neither a trustee nor claims any beneficial ownership in shares owned by The
            Craig L. Burr 1986 Children's Trust (See (13) below).  Also includes
            10,000 shares issuable upon exercise of stock options.
(6)         Includes   10,000  shares  owned  by  Frome  &  Co.,  a  limited
            partnership of which Mr. Frome is the general partner,  6,000 shares owned by Mr.  Frome's minor daughter with respect to which Mr. Frome disclaims  beneficial  ownership,  5,550 shares owned by Mr. Frome's
            spouse  with  respect  to  which  Mr.  Frome  disclaims   beneficial
            ownership and 16,000 shares issuable upon exercise of stock options.
(7)         Includes  37,744  shares  owned by The  Argentum  Group,  a  general partnership  of which  Mr.  Raynor  is the  president  of a  general partner,  256,226 shares owned by Argentum Capital Partners, L.P., a limited  partnership  of which Mr. Raynor is chairman of the general partner, and 8,000 shares issuable upon exercise of stock options.
(8)         Represents 4,000 shares issuable upon exercise of stock options.
(9)         Represents  651,042  shares  issuable  upon exercise of common stock purchase  warrants and 654,639  shares  issuable upon  conversion of
            5,000  shares  of  Series A  Preferred  Stock  owned by J.P.  Morgan
            Partners  (BHCA),  L.P. ("JPM BHCA") and 10,000 shares issuable upon exercise of stock options held by Mr.  Waters (See (14) below).  Mr.
            Waters is a limited  partner of JPMP Master Fund Manager,  L.P. ("MF
            Manager"),  which is the general  partner of JPM BHCA.  A portion of these securities may be deemed attributable to Mr. Waters because he is a limited partner of MF Manager, the general partner of JPM BHCA.
            The actual pro rata portion of the Company's  securities that may be deemed  attributable  to  Mr.  Waters  is not  readily  determinable because it is subject to several  variables,  including the internal rate of return  and  vesting  of  interests  within  JPM BHCA and MF
            Manager.  Mr. Waters disclaims beneficial ownership to the extent it exceeds his pecuniary interest in MF Manager.
(10)        Represents 8,000 shares issuable upon exercise of stock options.
(11)        Represents 48,000 shares issuable upon exercise of stock options.
(12)        Includes 49,000 shares issuable upon exercise of stock options.
(13)        Includes  331,000 shares owned by The Craig L. Burr 1986  Children's
            Trust  of which  Mr.  Egan is a  trustee  but  disclaims  beneficial ownership.  Mr. Egan is neither a trustee nor claims any  beneficial ownership  in shares  owned by the  William P. Egan 1985  Children's
            Trust or the William P. Egan 1986 Children's Trust (See (5) above).

(14)        Represents  651,042  shares  issuable  upon exercise of common stock purchase warrants,  654,639 shares issuable upon conversion of 5,000 shares of Series A Preferred  Stock and 10,000 shares  issuable upon exercise of stock options held by Mr. Waters (See (9) above).
(15)        Includes  400,000  shares  issuable  upon exercise of a common stock purchase warrant.
(16)        Includes  651,042  shares  issuable  upon  exercise of common  stock purchase  warrants and 654,639  shares  issuable upon  conversion of
            5,000  shares  of  Series A  Preferred  Stock  owned by JPM BHCA and
            432,000  shares  issuable  upon  exercise of stock  options  held by
            Directors and executive officers.
(17)        See (9) and (14) above.

EXECUTIVE COMPENSATION

            The following table sets forth, for the fiscal years indicated,  all compensation  awarded to, earned by or paid to each individual  serving as Chief
Executive  Officer  of the  Company  and the two other most  highly  compensated executive  officers of the Company whose salary and bonus exceeded $100,000 with respect to the fiscal year ended June 30, 2002 (the "Named Executive Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                                       Long-Term
                                                                                                      Compensation
                                                                 Annual Compensation                     Awards
                                                     -------------------------------------------         ------
                                    Fiscal Year                                  Other Annual
Name and Principal Position        Ended June 30     Salary ($)    Bonus ($)    Compensation ($)        Options (#)
---------------------------        -------------     ----------    ---------    ----------------        -----------

Michael E. DeDomenico                   2002           300,000           --              --               100,000 (1)
  Chairman,                             2001           280,221           --          32,102 (2)                --
  Chief Executive Officer               2000             6,700      150,000              --               300,000

Gregg F. Stewart                        2002           180,000           --          36,033  (3)               --
  Chief Financial Officer,              2001            15,846           --              --               120,000
  Treasurer                             2000                --           --              --                    --

Eric M. Wechsler                        2002           145,000           --              --                    --
  General Counsel, Secretary            2001           143,557       12,000              --                    --
                                        2000           137,596           --              --                    --

--------------------

(1)  See "Option Grants In Last Fiscal Year."
(2)  Mr. DeDomenico's other annual compensation  includes $29,344 for relocation expenses incurred in moving to Stuart,  Florida.
(3)  Mr.  Stewart's other annual  compensation  includes  $28,393 for relocation expenses incurred in moving to Stuart, Florida.

            The following table sets forth certain information  regarding Common
Stock option grants made to the Named Executive  Officers during the fiscal year ended June 30, 2002.

                                                    OPTION GRANTS IN LAST FISCAL YEAR

                                                                    Individual Grants
                                       -----------------------------------------------------------------------------------------
                                                                                                           Potential Realizable
                                                                                                             Value at Assumed
                                                                                                              Annual Rates of
                                                                                                              Appreciation for
                                                                                                               Option Term
                                                                                                               -----------
                                       Number of      % of Total
                                      Securities       Options
                                      Underlying      Granted to          Exercise or
                                        Options      Employees in            Base           Expiration
                                      Granted (#)    Fiscal Year          Price ($/Sh)          Date         5% ($)     10% ($)
                                      -----------    -----------          ------------          ----         ------     -------

Michael E. DeDomenico                 100,000(1)        23.4                 12.05            9/13/11       757,818    1,920,460

---------------------------------
 (1)  One-quarter of the number of options is exercisable  commencing  September
      13, 2001,  one-quarter of the number of options is exercisable  commencing
      September 13, 2002,  one-quarter  of the number of options is  exercisable commencing  September 13, 2003 and the final  one-quarter of the number of options is exercisable commencing September 13, 2004.

            The  following  table  sets  forth  certain  information   regarding
unexercised Common Stock options held by each of the Named Executive Officers as of June 30, 2002.  None of the Named  Executive  Officers  exercised  any Common
Stock options during the fiscal year ended June 30, 2002.

                    AGGREGATED FISCAL YEAR-END OPTION VALUES

                                                                         Value of Unexercised In-the-
                                     Number of Unexercised Options       Money Options at June 30, 2002
                                         at June 30, 2002 (#)                      ($)(1)

                                              Exercisable/                         Exercisable/
                  Name                        Unexercisable                        Unexercisable
                  ----                        -------------                        -------------

            Michael E. DeDomenico           145,000/255,000                      918,750/1,451,250
            Gregg F. Stewart                  48,000/72,000                        109,440/164,160
            Eric M. Wechsler                  42,000/14,000                        164,500/119,000

--------------
(1)  On June 28,  2002 the last  reported  sales  price of the  Common  Stock as reported by the Nasdaq National Market was $14.00 per share.

EMPLOYMENT AGREEMENTS

            Mr.  DeDomenico is employed as President and Chief Executive Officer of the Company under an employment agreement expiring on June 30, 2005 at a base salary of $300,000  per annum.  Mr.  DeDomenico  is  eligible to receive  annual bonuses  consisting  of cash  payments and options to purchase  shares of Common
Stock based upon the  achievement  of estimated  EBITDA and other  operating and financial  criteria as projected in the Company's  business plan  established by the Board of Directors  for the  applicable  fiscal year.  In the event that Mr.
DeDomenico's  employment is terminated due to permanent disability or death, Mr.
DeDomenico, or his beneficiaries, is entitled to receive a payment equal to 100%
of his then  current  annual  base  salary.  In the  event  that Mr.  DeDomenico voluntarily  terminates  his  employment  for "Good  Reason"  after a "Change in

                                       10

Control" of the Company occurs,  Mr. DeDomenico is entitled to receive a payment equal to two times his then current annual cash compensation and other specified benefits.

            Mr.  Stewart is  employed  as  Executive  Vice  President  and Chief
Financial Officer of the Company under an employment  agreement  expiring on May
31,  2005 at a base  salary of $180,000  per annum.  Mr.  Stewart is eligible to receive  annual  bonuses  consisting  of cash  payments  and options to purchase shares of Common Stock based upon the achievement of estimated  EBITDA and other operating  and financial  criteria as projected in the  Company's  business plan established  by the Board of Directors  for the  applicable  fiscal year. In the event that Mr. Stewart's employment is terminated due to permanent disability or death, Mr. Stewart, or his beneficiaries, is entitled to receive a payment equal to 100% of his then current  annual base salary.  In the event that Mr.  Stewart voluntarily  terminates  his  employment  for "Good  Reason"  after a "Change in
Control" of the  Company  occurs,  Mr.  Stewart is entitled to receive a payment equal to his then current annual cash compensation and other specified benefits.

STOCK OPTION PLANS

            1995 STOCK OPTION PLAN.  Under the Company's  1995 Stock Option Plan
(the "1995  Plan"),  1,950,000  shares of Common Stock are reserved for issuance upon the  exercise  of stock  options.  Options  to  purchase  an  aggregate  of
1,198,450 shares of Common Stock are presently outstanding.  Options to purchase
517,258 shares of Common Stock have been exercised. The 1995 Plan is designed as a means to attract,  retain and motivate key  employees.  The  Compensation  and
Stock Option Committee administers and interprets the 1995 Plan.

            The 1995 Plan  provides  for the  granting of both  incentive  stock options (as  defined in Section 422 of the  Internal  Revenue  Code of 1986,  as
amended) and nonqualified stock options. Options are granted under the 1995 Plan on such terms and at such prices as  determined  by the  Compensation  and Stock
Option  Committee,  except that the per share exercise price of incentive  stock options  cannot be less than the fair  market  value of the Common  Stock on the date of grant and the per share  exercise  price of  nonqualified  stock options cannot be less than 75% of the fair market value of the Common Stock on the date of grant.  Each option is exercisable  after the period or periods  specified in the option  agreement,  but no option may be exercisable after the expiration of ten years from the date of grant.  Options  granted  under the 1995 Plan are not transferable other than by will or by the laws of descent and distribution.

            DIRECTORS' STOCK OPTION PLAN. The Company's  Directors' Stock Option
Plan (the  "Directors'  Plan")  provides  for the grant of options  to  purchase
Common Stock to outside Directors of the Company. The Directors' Plan authorizes the issuance of a maximum of 110,000 shares of Common Stock. Options to purchase an aggregate of 66,000 shares of Common Stock are presently outstanding. Options to purchase 2,000 shares of Common Stock have been exercised.

            The Directors' Plan is administered by the Board of Directors. Under the Directors' Plan each outside  Director  receives options for 6,000 shares of
Common Stock on the date of his or her first election to the Board of Directors.
In addition,  on the third  anniversary of each Director's first election to the
Board, and on each three year anniversary thereafter, each outside Director will receive an  additional  option to purchase  6,000  shares of Common  Stock.  The exercise price per share for all options  granted under the Directors' Plan will be equal to the fair market value of the Common  Stock as of the date  preceding the  date of  grant.  All  options  vest in  three  equal  annual  installments, beginning on the first anniversary of the date of grant.

                                       11

            SECURITIES  AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS.
The following table sets forth certain information regarding equity compensation plans of the Company as of June 30, 2002.

                                                               EQUITY COMPENSATION PLAN INFORMATION

                                                                                           Number of securities remaining
                                    Number of securities to          Weighted-average     available for future issuance under
                                    be issued upon exercise         exercise price of        equity compensation plans
                                    of outstanding options,       of outstanding options, (excluding securities reflected
Plan Category                         warrants and rights           warrants and rights             in  column  (a))
-------------                         -------------------           -------------------             ----------------
                                                 (a)                           (b)                         (c)

Equity compensation plans approved              1,223,200                    $10.10                      317,542
by security holders ...                shares of Common Stock        shares of Common Stock       shares of Common Stock

Equity compensation plans not                   81,500 (1)                  $10.38                             0
approved by security holders ...       shares of Common Stock

              Total...                        1,304,700                     $10.12                       317,542
                                       shares of Common Stock                                     shares of Common Stock

------------------------------
(1)   Represents  (i) 50,000  options to purchase  Common Stock  exercisable  at
      $7.82 per share  granted to five  Directors in January  2001,  (ii) 30,000 warrants to purchase  Common Stock  exercisable at $14.64 per share issued to a placement  agent in  connection  with the sale of the  Company's  12%
      Senior  Subordinated  Promissory  Notes due 2004 in October 1997 and (iii)
      1,500  options to purchase  Common Stock  exercisable  at $10.25 per share granted to a consultant in December 1997.

SECTIONAL 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Section  16(a) of the  Securities  Exchange Act of 1934, as amended, requires the Company's  executive  officers and  Directors,  and persons who own more than ten percent of a registered class of the Company's equity  securities, to file reports of ownership and changes in ownership  with the  Securities  and
Exchange  Commission  (the  "Commission").  Executive  officers,  Directors  and
greater  than  ten  percent   shareholders  are  required  by  the  Commission's
regulations  to furnish the Company with copies of all Section  16(a) forms they file.

            To the Company's  knowledge,  based solely on a review of the copies of such  reports  furnished to the Company and written  representations  that no other reports were  required,  the Company  believes that during the fiscal year ended June 30, 2002,  its  executive  officers,  Directors  and greater than ten percent shareholders  complied with all Section 16(a) filing requirements,  with the exception of (i) W. Scott Wade, whose Form 3 for May 2002 was filed late and
(ii) Richard D. Waters, Jr., whose Form 4 for January 2002 was filed late.

PERFORMANCE GRAPH

            The  following  graph  compares,   for  each  of  the  fiscal  years
indicated,  the  annual  percentage  change in the  Company's  cumulative  total shareholder  return on its Common Stock with the cumulative  total return of (i)
the Nasdaq Stock Market (U.S.) Index, a broad equity market index,  and (ii) the
Russell  2000 Index,  a "small  cap"  index.  The Company has elected to use the
Russell   2000  Index   since  it  does  not  use  a   published   industry   or
line-of-business  index and does not believe it can  reasonably  identify a peer group.

                                       12

NUCO2 INC
                                                    Cumulative Total Return
                                  -----------------------------------------------------------
                                   6/97        6/98       6/99      6/00      6/01      6/02

NUCO2 INC.                        100.00       59.78      50.72     46.38     71.25     81.16
NASDAQ STOCK MARKET (U.S.)        100.00      131.62     189.31    279.93    151.75    103.40
RUSSELL 2000                      100.00      116.51     118.26    135.19    136.08    124.28

Assumes  $100  invested  on June 30, 1997 in the  Company's  Common  Stock,  the
Russell 2000 Index and the Nasdaq Stock Market (U.S.) Index. The calculations in the table were made on a dividends reinvested basis.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

            Mr. Richard D. Waters,  Jr., a Director of the Company, is a limited partner of JPMP Master Fund Manager,  L.P., which is the general partner of J.P.
Morgan Partners (BHCA),  L.P. ("JPM BHCA").  As of June 30, 2002, JPM BHCA owned
$23,666,667  aggregate principal amount of the Company's 12% Senior Subordinated
Promissory  Notes due 2004 and 2005. In addition,  JPM BHCA owns 5,000 shares of
Series A Preferred Stock.

            Mr. Robert L. Frome,  a Director of the Company,  is a member of the law firm of Olshan  Grundman Frome  Rosenzweig & Wolosky LLP, which law firm has been retained by the Company during the last fiscal year. Fees received from the
Company  by such firm  during  the last  fiscal  year did not  exceed 5% of such firm's revenues.

                         INDEPENDENT PUBLIC ACCOUNTANTS

            A  representative  of  Margolin,  Winer & Evens LLP,  the  Company's
independent public accountants,  is expected to be present at the Annual Meeting to answer any  appropriate  shareholder  questions,  and will, if he so desires, have  the  opportunity  to  make a  statement.  The  Company  has  not  selected independent  accountants  for the  current  fiscal year ending June 30, 2003 and will solicit bids from appropriate candidates.

                              SHAREHOLDER PROPOSALS

            Proposals which  shareholders wish to be considered for inclusion in the Company's  proxy  statement and form of proxy for next year's annual meeting of  shareholders  must be received by the  Secretary  of the Company by June 30,
2003 and must comply with the  requirements  of Rule 14a-8 under the  Securities
Exchange Act of 1934, as amended. In addition, any shareholder proposal intended for  presentation  from the floor at next year's annual meeting of  shareholders without  inclusion  of the proposal in the  Company's  proxy  materials  must be received by the Secretary of the Company no later than  September 13, 2003.  The
Company  reserves  the  right  to  reject,  rule  out of  order,  or take  other appropriate  action with respect to any proposal that does not comply with these and other applicable requirements.

                            EXPENSES OF SOLICITATION

            The accompanying  proxy is solicited by, and on behalf of, the Board of  Directors,  and the entire  cost of such  solicitation  will be borne by the
Company.  It is expected that  solicitations will be made primarily by mail, but officers,  Directors  and employees or  representatives  of the Company may also solicit  proxies  by  telephone,  telegram  or  in  person,  without  additional compensation.  The Company will, upon request,  reimburse  brokerage  houses and

                                       13

persons  holding  shares in the  names of their  nominees  for their  reasonable expenses in sending solicitation material to their principals.

                                  OTHER MATTERS

            So  far  as it is  known,  there  is no  business  other  than  that described  above  to be  represented  for  action  by  the  shareholders  at the forthcoming  Annual Meeting,  but it is intended that Proxies will be voted upon any other matters and proposals that may legally come before the Annual Meeting, or any  adjournments  thereof,  in accordance with the discretion of the persons named therein.

                                    FORM 10-K

            The Company will furnish without charge, a copy of its Annual Report on Form 10-K (without exhibits) for the fiscal year ended June 30, 2002 as filed with the Securities and Exchange  Commission to shareholders of record as of the
Record Date who make written request to Eric M. Wechsler, Secretary, NuCo2 Inc.,
2800 SE Market Place, Stuart, Florida 34997.

                                           By Order of the Board of Directors

                                           Michael E. DeDomenico
                                           Chairman and Chief Executive Officer

October 29, 2002

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                   NUCO2 INC.
            PROXY--ANNUAL MEETING OF SHAREHOLDERS, DECEMBER 12, 2002

            The undersigned,  a shareholder of NuCo2 Inc., a Florida corporation
(the  "Company"),  does hereby  constitute and appoint Michael E. DeDomenico and
Gregg F.  Stewart and each of them,  the true and lawful  attorneys  and proxies with full  power of  substitution,  for and in the name,  place and stead of the undersigned, to vote all of the shares of Common Stock, Series A Preferred Stock and  Series B  Preferred  Stock of the  Company  that the  undersigned  would be
entitled  to  vote  if  personally   present  at  the  2002  Annual  Meeting  of
Shareholders  of the Company to be held at the Hutchinson  Island Marriott Beach
Resort and Marina,  555 NE Ocean Boulevard,  Stuart,  Florida 34996 on Thursday,
December  12,  2002  at  10:00  a.m.,  local  time,  or at  any  adjournment  or adjournments thereof.

         The undersigned  hereby instructs said proxies or their  substitutes as set forth below.

         1.   ELECTION OF DIRECTORS:
              The election of Michael E. DeDomenico, Craig L. Burr, Robert L.
              Frome, Daniel Raynor, John L. Walsh, Jr., Richard D. Waters, Jr.
              and John E. Wilson.

              / / FOR   / / TO WITHHOLD AUTHORITY to vote for all nominees.
              TO WITHHOLD AUTHORITY to vote for any individual nominee(s), print name(s) below:

              ------------------------------------------------------------------

         2.   DISCRETIONARY AUTHORITY

                                                 (Continued on the reverse side)

       THIS PROXY WILL BE VOTED IN ACCORDANCE WITH ANY DIRECTIONS HEREINBEFORE
GIVEN.  UNLESS  OTHERWISE  SPECIFIED,  THIS  PROXY  WILL BE VOTED  TO ELECT  THE
NOMINEES AS DIRECTORS  AND IN ACCORDANCE  WITH THE  DISCRETION OF THE PROXIES OR
PROXY WITH RESPECT TO ANY OTHER BUSINESS TRANSACTED AT THE ANNUAL MEETING.

       The undersigned  hereby revokes any proxy or proxies heretofore given and acknowledges  receipt  of a copy of the  Notice  of  Annual  Meeting  and  Proxy
Statement,  both dated  October 29,  2002,  and a copy of the  Company's  Annual
Report for the fiscal year ended June 30, 2002.

                                             PLEASE  MARK,  DATE,  SIGN AND MAIL
                                        THIS PROXY IN THE ENVELOPE  PROVIDED FOR
                                        THIS PURPOSE.  NO POSTAGE IS REQUIRED IF
                                        MAILED IN THE UNITED STATES.

                                        ________________________________, 2002
                                        ________________________________ (L.S.)
                                        ________________________________ (L.S.)
                                               SIGNATURE(S)

                                             NOTE:  Please sign  exactly as your
                                        name  or  names  appear   hereon.   When
                                        signing    as    attorney,     executor,
                                        administrator,   trustee  or   guardian,
                                        please  indicate  the  capacity in which
                                        signing.  When signing as joint tenants,
                                        all  parties in the joint  tenancy  must
                                        sign.   When  a  proxy  is  given  by  a
                                        corporation,  it should  be signed  with
                                        full corporate name by a duly authorized
                                        officer.